EXHIBIT 32.2

   CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION
    1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-QSB of Global Wataire Inc. for the quarter ending May 31, 2006, I, Edmund J. Gorman, Chief Financial Officer of Global Wataire Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the quarter ending May 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending May 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Global Wataire Inc.

Dated: July 20, 2006.

                                      /s/ Edmund J. Gorman
                                      ------------------------------------------
                                      Edmund J. Gorman, Chief Financial Officer